UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

3030 Orchard Parkway, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0003 par value	VCRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on January 6, 2022, Stryker Corporation, a Michigan corporation (“Stryker”), Voice Merger Sub Corp., a Delaware corporation and a direct or indirect wholly owned subsidiary of Stryker (“Purchaser”), and Vocera Communications, Inc., a Delaware corporation (the “Company” or “Vocera”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on January 25, 2022, Purchaser commenced a tender offer (the “Offer”) to purchase all of the outstanding shares of Vocera’s common stock, $0.0003 par value per share (the “Shares”), at a price of $79.25 per Share (the “Offer Price”), net to the holder in cash, without interest and subject to any withholding of taxes.

The Offer expired as scheduled at one minute after 11:59 p.m., Eastern time, on February 22, 2022 (the “Expiration Time”) and was not extended. Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), advised Stryker and Purchaser that, as of the Expiration Time, a total of 29,657,686 Shares had been validly tendered and not properly withdrawn pursuant to the Offer, which tendered Shares represented approximately 85% of the aggregate number of outstanding Shares. Accordingly, the minimum tender condition in the Merger Agreement that the number of Shares validly tendered (and not validly withdrawn) prior to the expiration of the Offer, when added to the Shares, if any, then-owned by Stryker, Purchaser or any other subsidiary of Stryker, represent at least a majority of the Shares outstanding as of immediately following the consummation of the Offer, is satisfied. Purchaser has accepted for payment all Shares that were validly tendered and not properly withdrawn pursuant to the Offer.

Following consummation of the Offer, Stryker completed its acquisition of Vocera by consummating the merger of Purchaser with and into Vocera (the “Merger”) in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with Vocera surviving the Merger as a direct or indirect wholly owned subsidiary of Stryker (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), each Share then issued and outstanding (other than (i) Shares owned by Vocera immediately prior to the Effective Time, (ii) Shares owned by Stryker, Purchaser or any other subsidiary of Stryker at the commencement of the Offer and owned by Stryker, Purchaser or any other subsidiary of Stryker immediately prior to the Effective Time, (iii) Shares irrevocably accepted for purchase in the Offer and (iv) Shares held by any stockholder who was entitled to demand and had properly demanded appraisal of such Shares pursuant to, and who had complied in all respects with, Section 262 of the DGCL and who, as of the Effective Time, had not failed to perfect the right to appraisal under Section 262 with respect to such Shares or withdrawn in accordance with Section 262 their demand for appraisal under Section 262 with respect to such Shares), was cancelled and automatically converted into the right to receive the Offer Price in cash and without interest (the “Merger Consideration”), less any applicable tax withholding, in accordance with the Merger Agreement.

Pursuant to the terms of the Merger Agreement, immediately prior to the Effective Time, all unvested stock options (if any), unvested restricted stock units and unvested as-achieved performance stock units (as described below) became fully vested and exercisable, if applicable, and at the Effective Time, each stock option (other than rights under the Vocera’s Amended and Restated 2012 Employee Stock Purchase Plan) to purchase Shares granted under a Company stock plan (a “Company Stock Option”), each RSU issued under any of the Company stock plans (a “Company RSU”) and each Company RSU issued with performance-based metrics, terms or conditions under any of the Company stock plans (a “Company PSU”) was canceled and converted into the right to receive an amount in cash equal to the Merger Consideration (or, in the case of Company Stock Options, the difference between the Merger Consideration and the applicable per share exercise price), without interest and less any applicable tax withholding. Immediately prior to the Effective Time, the achievement of any Company PSUs that were unvested and outstanding for which the performance period had not been completed were calculated pursuant to the terms of the applicable Company PSU award agreements, by using the Merger Consideration as the share price to measure the applicable total shareholder return-based metric, and any such achieved Company PSUs then became fully vested, canceled and converted into the right to receive an amount in cash equal to the number of Shares issuable under such Company PSU multiplied by the Merger Consideration.

The total aggregate consideration paid by Purchaser in the transaction was approximately $3.1 billion (including repayment of the outstanding convertible notes). Stryker and Purchaser funded the Offer and the Merger (including payments for options, restricted stock units, performance stock units and payments in respect of the Notes (as defined below), net of cash on hand of Vocera and its subsidiaries) from a combination of sources, including (a) available cash and cash equivalents of Stryker and its subsidiaries and (b) debt financings.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Vocera’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 6, 2022 and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

Item 2.04.    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

In connection with the consummation of the Offer and the Merger, Vocera and U.S. Bank National Association, as trustee (the “Trustee”) entered into (i) a supplemental indenture, dated as February 23, 2022 (the “2023 First Supplemental Indenture”) to the indenture, dated May 17, 2018 (the “2023 Indenture”), between Vocera and the Trustee, relating to the Company’s outstanding 1.50% Convertible Senior Notes due 2023 (the “2023 Notes”), and (ii) a supplemental indenture, dated as February 23, 2022 (the “2026 First Supplemental Indenture” and together with the 2023 First Supplemental Indentures, the “Supplemental Indentures”), to the indenture, dated as of March 12, 2021 (the “2026 Indenture” and together with the 2023 Indenture, the “Indentures”), between Vocera and the Trustee, relating to the Company’s outstanding 0.50% Convertible Senior Notes due 2026 (the “2026 Notes” and, together with the 2023 Notes, the “Notes”).

The consummation of the Offer, the Merger and the delisting described in Item 3.01 below constitutes a Corporate Event, a Make-Whole Fundamental Change, a Share Exchange Event and a Fundamental Change (each as defined in the Indentures) under the Indentures. The effective date of the Corporate Event, Make-Whole Fundamental Change, Share Exchange Event and Fundamental Change in respect of the 2023 Notes and 2026 Notes is February 23, 2022 (the “Notes Effective Date”), the date of the consummation of the Merger.

As a result of the Fundamental Change, each holder of the Notes will have the right to require the Company to repurchase its Notes, pursuant to the terms and procedures set forth in the applicable Indenture, for a cash repurchase price equal to the Fundamental Change Repurchase Price (as defined in the applicable Indenture). In addition, as a result of the Fundamental Change, Make-Whole Fundamental Change, Share Exchange Event, and Corporate Event, holders of the Notes will have a right to convert their Notes for Reference Property (as defined in the applicable Indenture) commencing on the Notes Effective Date, subject to the terms of the Indentures as supplemented by the Supplemental Indentures, as described below.

As a result of the Share Exchange Event, pursuant to the Indentures, the Company and Trustee executed the Supplemental Indentures to, among other things, provide that the consideration due upon conversion of each $1,000 principal amount of Notes will be solely cash in an amount equal to the applicable Conversion Rate (as defined in the applicable Indenture, and as may be increased, including in connection with a Make-Whole Fundamental Change, pursuant to the applicable Indenture) in effect on the Conversion Date (as defined in the applicable Indenture) multiplied by $79.25.

The foregoing descriptions of the 2023 First Supplemental Indenture and the 2026 First Supplemental Indenture are qualified in their entirety by reference to the 2023 First Supplemental Indenture and the 2026 First Supplemental Indenture, which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and which are incorporated herein by reference. For the avoidance of doubt, the foregoing disclosure does not constitute the Fundamental Change Company Notice for either the 2023 Notes or the 2026 Notes (as defined in the 2023 Indenture and the 2026 Indenture, respectively).

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 23, 2022, Vocera (i) notified The New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE (x) suspend trading of the Shares, effective prior to market open on February 23, 2022 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the

Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Vocera intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of Vocera’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03    Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

Item 5.01    Changes in Control of Registrant.

As a result of Purchaser’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer and the consummation of the Merger pursuant to Section 251(h) of the DGCL, on February 23, 2022, a change in control of Vocera occurred and Vocera is now a wholly owned direct or indirect subsidiary of Stryker.

The disclosures under the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, Brent D. Lang, Michael Burkland, Julie Iskow, Howard E. Janzen, Alexa King, John N. McMullen, Sharon L. O’Keefe, Ronald A. Paulus, Bharat Sundaram each resigned from his or her respective position as a member of the Vocera Board of Directors and any committee thereof. These resignations were not a result of any disagreement between Vocera and the directors on any matter relating to Vocera’s operations, policies or practices.

Following the Merger and pursuant to the Merger Agreement, as of the Effective Time, the directors and officers of Purchaser immediately prior to the Effective Time became the directors and officers of the Surviving Corporation, to serve the Surviving Corporation in their respective position until the earlier of their resignation, replacement or removal. Pursuant to the preceding sentence, William E. Berry Jr. and J. Andrew Pierce will serve as directors of the Surviving Corporation; J. Andrew Pierce will serve as President of the Surviving Corporation; Jeanne M. Blondia will serve as Vice President, Treasurer of the Surviving Corporation; Robert Cummings will serve as Vice President, Tax of the Surviving Corporation; and Sean C. Etheridge will serve as Vice President, Secretary of the Surviving Corporation. In addition, William E. Berry Jr. will serve as Vice President, Finance of the Surviving Corporation and Steven J. Anheier will serve as Chief Financial Officer of the Surviving Corporation, each until the earlier of his resignation, replacement or removal. Information regarding the new directors and executive officers has been previously disclosed in Schedule A of the Offer to Purchase filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed with the SEC by Stryker and Purchaser on January 25, 2022, as subsequently amended.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Vocera’s certificate of incorporation was amended and restated in its entirety. A copy of Vocera’s Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, Vocera’s bylaws were amended and restated in their entirety. A copy of Vocera’s Amended and Restated Bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

2.1	Agreement and Plan of Merger, dated as of January 6, 2022, among Stryker Corporation, Voice Merger Sub Corp. and Vocera Communications, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Vocera on January 6, 2022).*

3.1	Amended and Restated Certificate of Incorporation of Vocera Communications, Inc.

3.2	Amended and Restated Bylaws of Vocera Communications, Inc.

4.1	First Supplemental Indenture, dated as of February 23, 2022, among Vocera Communications, Inc. and U.S. Bank Trust Company, National Association.

4.2	First Supplemental Indenture, dated as of February 23, 2022, among Vocera Communications, Inc. and U.S. Bank Trust Company, National Association.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

February 23, 2022	By:	/s/ Steven J. Anheier
Steven J. Anheier
Chief Financial Officer